Exhibit 99.1 KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391 Independent Accountants’ Report on Applying Agreed-Upon Procedures Triton Container International Limited (the “Company”) Wells Fargo Securities, LLC BofA Securities, Inc. PNC Capital Markets LLC Truist Securities, Inc. (together, the “Specified Parties”) Re: TIF Funding II LLC, Series 2020-1 - Data File Procedures We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TIF2 KPMG vF3.0 v4.xlsx” (the “Data File”), provided to us on July 27, 2020, containing certain information related to 99,773 containers (the “Containers”) as of June 30, 2020 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of TIF Funding II LLC, Series 2020-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings: ● The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold. ● The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold. ● The term “materiality threshold” means that Box Price, Factory Price, and Net Book Value were within 3.0%, and Acceptance Date and Age in Days were within 30 days and 32 days, respectively. ● The term “Sources” means the following information provided by the Company: Invoices, Purchase Orders, Credit Note, Certificates of Final Inspection, Acceptance Certificates, screenshots from the Company’s fleet management system, a schedule listing the depreciation life and residual value by Equipment Type (the “Depreciation Schedule”), a schedule listing the exhange rates used by the Company as of June 30, 2020 (the “Exchange Rates Schedule”), electronic mail correspondence listing the discount rate for each Sample Container (defined below) subject to Contract Sub Type “LTF,” and Lease Agreements (Lease Contracts, Lease Addendums, and/or Lease Agreement Amendments). KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

A. The Company instructed us to select a random sample of 40 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers we were instructed to randomly select from the Data File. B. For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed. Attributes Sources / Instructions Birthmark Invoice, Purchase Order Box Price (or in case of a Sample Invoice, Purchase Order Container with Contract Code “Factory,” Factory Price) For Sample Container #37, which was a refrigerated container, the Company instructed us to recompute the Box Price as the sum of the container unit price, inspection fee, and machinery unit price (stated in respective Invoices), less the rebate (stated in a Credit Note). Net Book Value (“NBV”) For each Sample Container subject to Contract Sub Type “LTL,” recompute the NBV using the straight-line depreciation method based on the OEC and the 1st day of the calendar month of the Acceptance Date (stated in the Data File) and the depreciation life and residual value by Equipment Type (stated in the Depreciation Schedule). For each Sample Container subject to Contract Sub Type “LTF,” recompute the NBV as the present value of the Buyout Amount (stated in the Lease Agreement) and remaining monthly lease payments as of the Cutoff Date, using the discount rate provided by the Company. The Company instructed us to recompute the remaining monthly lease payments based on the Contractual Daily Rate and the Contract Expiration Date (stated in the Data File). Acceptance Date Inspection Date stated in the Certificate of Final Inspection (or the date thereof), Acceptance Date stated on the Acceptance Certificate (or the date thereof) Manufacture Year Recomputed as the year of the Acceptance Date stated in the Data File Age In Days Recomputed as the number of days from the 1st day of the calendar month of the Acceptance Date stated in the Data File to the Cutoff Date Equipment Type Invoice, using instructions provided by the Company regarding acceptable abbreviations of Equipment Types listed in Exhibit B Lessee’s Name Lease Agreement 2

Attributes Sources / Instructions The Company instructed us not to perform this procedure for Sample Containers subject to Contract Sub Type “Offhire.” Contract Sub Type Lease Agreement The Company instructed us to consider the Contract Sub Type to be: - “LTL” (long-term lease) if the Lease Agreement did not include a bargain purchase option and required a term of greater than one year - “LTF” (finance lease) if the Lease Agreement included a bargain purchase option at the end of the lease term The Company instructed us not to perform this procedure for Sample Containers subject to Contract Sub Type “Offhire.” Contractual Daily Rate Lease Agreement If the Lease Agreement stated a Contractual Daily Rate in a foreign currency, the Company instructed us to recompute the Contactual Daily Rate stated in the Data File by multiplying the Contractual Daily Rate stated in the Lease Agrement by the exchange rate stated in the Exchange Rates Schedule. The Company instructed us not to perform this procedure for Sample Containers subject to Contract Sub Type “Offhire.” Contract Expiration Date Lease Agreement If the Lease Agreement required an on-hire term based on each Container’s date of delivery, the Company instructed us to recompute the Contract Expiration Date by adding such on-hire term to the last day of the build-up period stated in the Lease Agreement. The Company instructed us not to perform this procedure for Sample Containers subject to Contract Sub Type “Offhire.” The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources. C. For each Sample Container, we observed a “Gate Out” status in the screenshot from the Company’s fleet management system, or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement. There were no conclusions that resulted from the procedures. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not 3

express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties. The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation. The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO). The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur. This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation. /s/ KPMG LLP Irvine, California August 6, 2020 4

Exhibit A

The Sample Containers

Sample Container Number	Birthmark	Sample Container Number	Birthmark
1	TLLU1651180	21	MNBU4248088
2	TLLU2892900	22	TCKU6655198
3	TLLU2899951	23	TLLU5466744
4	TLLU2704880	24	TLLU5477815
5	TCKU6707645	25	TLLU5501803
6	TLLU6847302	26	TLLU5508304
7	TLLU6869786	27	TLLU5540970
8	TLLU6879526	28	TLLU5612849
9	TCKU7119395	29	TLLU5637359
10	TCKU7136005	30	TLLU6838471
11	TCKU7136279	31	TLLU2938050
12	TCKU7179624	32	TLLU2979851
13	TCKU7337421	33	TCKU7111178
14	TCKU7355765	34	TLLU3134680
15	TCKU7743668	35	TCKU7364371
16	TCKU6742570	36	TLLU1155596
17	TCKU7230670	37	PGHU5007059
18	TCKU7277343	38	TSAU3944285
19	TCKU7281282	39	TCKU7314386
20	MNBU4228013	40	TCKU7150981

A-1

Exhibit B Acceptable Equipment Type Abbreviations provided by the Company Equipment Type Acceptable Description 20'X8'X8'6" Steel Dry Containers 20'X8'X8'6" ISO 1CC Dry Van Container 20'X8'X8'6" ISO Dry Cargo Container 20' DV Dry Van Containers 20DC 20'X8'X8'6" Dry Cargo Container 20'X8'X8'6" Steel Dry Containers 20GP Dry Cargo Container 20' ISO Dry Cargo Container 20OT 20 HC Dry Cargo Container 20OT 20'X8'X8'6" Open Top Dry Cargo Steel Containers 20RF 20' Reefer Boxes 40'X8'X8'6" ISO 1AA Flatrack Container 40' HC DRY VAN CONTAINERS 40' X 8' X 9'6" Dry Cargo Container 40 HC Dry Cargo Container 40FR 40 Dry Cargo Container 40HC 40 Foot High Cube 40'X8'X8'6" Dry Van Container 40' Steel Dry Cargo Container 40'X8'X9'6" Steel Dry Cargo Container 40’ Steel Dry Cargo 40HR 40'X8'X8'6" ISO 1CC Dry Van Container 40HR 40’ X 8’ X 9’6” HC Reefer Container 40’ X 8’ X 9’6” Steel Reefer B-1